Exhibit 10.4

FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of April 2, 2014, between Temescal Aircraft Inc., a California corporation (the “Borrower”), International Lease Finance Corporation, a California corporation (“ILFC”), Park Topanga Aircraft Inc., a California corporation (“Parent Holdco”), Charmlee Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”), AerCap Global Aviation Trust, a Delaware statutory trust (“Financing Trust”), AerCap U.S. Global Aviation LLC, a Delaware limited liability company (“USHoldco”), AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands (“AerCap”), AerCap Aviation Solutions B.V., a private company with limited liability incorporated organized under the laws of The Netherlands (“AAS”), AerCap Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“AIL”) and AerCap Ireland Capital Limited, a private limited liability company incorporated under the laws of Ireland (“AICL” and together with USHoldco, AerCap, AAS and AIL, the “Acceding Obligors”) and Citibank, N.A., as Collateral Agent and Administrative Agent, to the Term Loan Credit Agreement, dated as of March 30, 2011 (as heretofore amended, restated or otherwise modified from time to time, the “Credit Agreement”), between the Borrower, ILFC, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, the Lenders party thereto and Citibank, N.A., as Collateral and Administrative Agent.

WHEREAS, ILFC, Financing Trust and certain other affiliates of Financing Trust or ILFC will enter into the Completion Date Transfer Agreement to be dated on or prior to the Amendment Effective Date (as amended, modified and supplemented from time to time, the “Completion Date Transfer Agreement”) and ILFC, USHoldco and certain other affiliates of Financing Trust or ILFC will enter into the Reallocation Agreement to be dated on or prior to the Amendment Effective Date (as amended, modified and supplemented from time to time, the “Reallocation Agreement” and, together with the Completion Date Transfer Agreement, the “Transfer Agreements”), pursuant to which ILFC will transfer, including pursuant to certain declarations of trust, its assets and properties substantially as an entirety to Financing Trust with the effect that, upon the Transfer Agreements becoming effective, and subject to satisfaction of the conditions precedent set forth in Section 5.17 of the Credit Agreement, Financing Trust will succeed to and (other than as described herein) be substituted for ILFC under the Loan Documents with the same effect as if Financing Trust had been named as ILFC in the Loan Documents;

WHEREAS, notwithstanding the foregoing and the provisions of Section 5.17(b) of the Credit Agreement, ILFC wishes to continue to guarantee the Obligations and each of the Acceding Obligors wishes to provide its guarantee of the Obligations as well; and

WHEREAS, the parties hereto wish to amend the Credit Agreement to provide, among other things, for the foregoing, in each case on and subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Definitions.  Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.                                           Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Amendment Effective Date (as defined below), each of the Credit Agreement and each other Loan Document is hereby amended as follows:

2.01                        The following definitions shall be added to Section 1.01 of the Credit Agreement:

“AerCap” means AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands.

“AerCap Acquisition Amendment” means the First Amendment to Term Loan Credit Agreement dated as of April 2, 2014, among the Borrower, Financing Trust, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, AerCap, ILFC, AerCap U.S. Global Aviation LLC, AerCap Aviation Solutions B.V., AerCap Ireland Limited, AerCap Ireland Capital Limited, the Collateral Agent and the Administrative Agent.

“AerCap Acquisition Amendment Effective Date” means the “Amendment Effective Date” under and as defined in the AerCap Acquisition Amendment.

“Financing Trust” means AerCap Global Aviation Trust, a Delaware statutory trust.

“ILFC” means International Lease Finance Corporation, a California corporation.

2.02                        Financing Trust hereby assumes (i) ILFC’s guaranty in Article 7 of the Credit Agreement of the due and punctual payment of the principal of (and premium, if any) and interest on all the Loans and (ii) the performance of every covenant of the Credit Agreement and the other Loan Documents on the part of ILFC to be performed or observed.  All references in the Loan Documents (other than in the definitions of “ILFC” and “AerCap Acquisition Amendment” added to Section 1.01 of the Credit Agreement pursuant to Section 2.01 of this Amendment and in Articles 3 and 4 of the Credit Agreement, and as provided in Sections 2.03 and 2.05 of this Amendment) to “International Lease Finance Corporation,” “International Lease Finance Corporation, a California corporation” and “ILFC” existing immediately prior to the Amendment Effective Date shall be deemed to refer to “AerCap Global Aviation Trust,” “AerCap Global Aviation Trust, a Delaware statutory trust” and “Financing Trust” respectively.

2.03                        Notwithstanding Section 5.17(b) of the Credit Agreement, Section 2.02 of this Amendment and the entry into effect of the Transfer Agreements, ILFC hereby agrees to

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continue its guaranty of the Obligations as an “Obligor” as set forth in Article 7 of the Credit Agreement.

2.04                        Each Acceding Obligor hereby agrees to guarantee the Guaranteed Obligations as an “Obligor” under and pursuant to Article 7 of the Credit Agreement.

2.05                        Notwithstanding anything to the contrary herein,

(a)                                 each of the Acceding Obligors and ILFC shall be deemed an “Obligor” in the Loan Documents solely with respect to (i) the definitions of “Deemed Removal”, “Guaranteed Obligations”, “Obligations”, “Permitted Liens” and “Subsidiaries” in the Credit Agreement, (ii) Sections 2.05(a) and 2.09 of the Credit Agreement, (iii) clauses (f), (g) and (h) of Article 6 of the Credit Agreement, (iv) Article 7 of the Credit Agreement (and the reference in Section 7.12 to ILFC shall be deemed to include ILFC, Financing Trust and each Acceding Obligor) and (v) Sections 8.09 and 8.10 of the Credit Agreement and (vi) Sections 9.01, 9.03(c), 9.07, 9.10 and 9.11 of the Credit Agreement; and

(b)                                 for no other purpose shall an Acceding Obligor or ILFC be deemed to be an Obligor under the Credit Agreement or the other Loan Documents.

(c)                                  Without limiting the foregoing, in no event shall an Acceding Obligor or ILFC be an Obligor for the purposes of Article 5 or (other than clauses (f), (g) and (h) thereof) 6 of the Credit Agreement.

2.06                        Sections 5.09(a)(i) and (ii) are hereby amended by inserting the words “(or, after the AerCap Acquisition Amendment Effective Date, AerCap)” after “ILFC” each time it appears therein.

2.07                        References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.08                        Pursuant to Section 3.14 of the Credit Agreement, Schedule 3.14 of the Credit Agreement is hereby supplemented and updated as set forth in Annex I.

2.09                        For purposes of Section 9.01 of the Credit Agreement, the notice details of ILFC and the Acceding Obligors are as set forth in Annex II.

2.10                        This Amendment shall constitute a “Loan Document”.

Section 3.                                           Representations and Warranties.

3.01                        The delivery of the notice of the Amendment Effective Date shall be deemed a representation and warranty by each of ILFC and Financing Trust to the Lender Parties that, on and as of the Amendment Effective Date no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

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3.02                        Each of Financing Trust, ILFC, each Acceding Obligor and the other Borrower Parties party hereto on the date hereof and on and as of the Amendment Effective Date represents and warrants to the Lender Parties that:

(i)                                     it is a Person duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization; and it has the power and authority to own its property and to carry on its business as now being conducted and is duly qualified and, if applicable, in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect;

(ii)                                  the execution and delivery by it of this Amendment and the performance by it of its obligations under this Amendment and the Credit Agreement, as amended hereby, and each other Loan Document (including by assumption of obligations thereunder pursuant to this Amendment), and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby (a) are within its organizational powers, (b) have been duly authorized by all necessary corporate action, (c) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions and licenses (if any shall be required) from Governmental Authorities and other Persons, except such approvals, authorizations, consents, registrations, notices, exemptions or licenses non-receipt of which could not reasonably be expected to have a Material Adverse Effect and (d) do not and will not contravene, constitute a default under or conflict with any provision of (i) Law, (ii) any judgment, decree or order to which it is a party or by which it is bound, (iii) its Operating Documents or Organizational Documents or (iv) any provision of any agreement or instrument binding on it, or any agreement or instrument of which it is aware affecting the properties of it, except with respect to (d)(i), (ii) and (iv) above, for any such contravention or conflict which could not reasonably be expected to have a Material Adverse Effect;

(iii)                               it has duly authorized, executed and delivered this Amendment; and

(iv)                              this Amendment, the Credit Agreement and the other Loan Documents, as amended hereby, constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, examinership, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 4.                                           Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement contemplated hereby shall become effective as of the date notified by ILFC to the Administrative Agent (the “Amendment Effective Date”), provided that the following conditions precedent are satisfied on or prior to the Amendment Effective Date:

(a)                                 The Administrative Agent shall have received an officers’ certificate of ILFC stating that (i) the transfer of ILFC’s assets and properties substantially as an entirety to Financing Trust pursuant to the Transfer Agreements and (ii) this Amendment

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complies with Section 5.17 of the Credit Agreement and that all conditions precedent in the Credit Agreement relating to such transfer have been complied with.

(b)                                 The Administrative Agent shall have received a written opinion of Clifford Chance US LLP (addressed to the Administrative Agent and dated the Amendment Effective Date) in the form attached hereto as Exhibit A hereto stating that (i) the transfer of ILFC’s assets and properties substantially as an entirety to Financing Trust pursuant to the Transfer Agreements and (ii) this Amendment complies with Section 5.17 of the Credit Agreement and that all conditions precedent in the Credit Agreement relating to such transfer have been complied with.

(c)                                  The Administrative Agent shall have received a written opinion (in each case addressed to the Administrative Agent and dated the Amendment Effective Date) with respect to this Amendment from each of (i) Clifford Chance US LLP with respect to New York law in the form attached hereto as Exhibit B hereto, (ii) in-house counsel to ILFC with respect to California law and in relation to ILFC, Parent Holdco and CA Subsidiary Holdco in the form attached hereto as Exhibit C hereto, (iii) Morris, Nichols, Arsht & Tunnell LLP with respect to Delaware law and in relation to Financing Trust and USHoldco in the form attached hereto as Exhibit D hereto, (iv) NautaDutilh with respect to Dutch law and in relation to AerCap and AAS in the form attached hereto as Exhibit E hereto and (v) McCann Fitzgerald with respect to Irish law and in relation to Irish Subsidiary Holdco in the form attached hereto as Exhibit F hereto.

(d)                                 The representations and warranties of Financing Trust, ILFC, the Acceding Obligors and the Borrower Parties party hereto pursuant to Section 3 hereof shall be true and correct in all material respects.

(e)                                  On the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

Section 5.                                           Acknowledgement and Ratification.  Each of Financing Trust, ILFC, the Acceding Obligors and the Borrower Parties party hereto hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment.  Each of Financing Trust, ILFC, the Acceding Obligors and the Borrower Parties party hereto hereby ratifies and confirms its obligations under this Amendment and each other Loan Document to which it is a party or under which it has obligations (including by assumption of obligations thereunder pursuant to this Amendment), and, in the case of Parent Holdco, the Borrower, CA Subsidiary Holdco and Irish Subsidiary Holdco, confirms its grants to the Collateral Agent of a continuing lien on and security interest in all of its right, title and interest in and to all Collateral as and to the extent provided under the Loan Documents as collateral security for the prompt payment and performance in full when due of the Obligations.  Without limiting the foregoing, the Borrower Parties, ILFC, the Financing Trust and the Acceding Obligors hereby acknowledge and confirm that each transfer of Ownership of a Pool Aircraft contemplated to be performed in connection with the transactions contemplated under the Transfer Agreements shall be performed in compliance with Section 2.10 of the Credit Agreement and the other provisions of the Loan Documents, it being acknowledged and agreed that no transfer of legal title to any Pool Aircraft is contemplated by the declarations of trust and that the documents to be delivered (in connection with any transfer of Ownership by way of a

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declaration of trust) by each relevant Borrower Party for the purposes of Section 2.10 of the Credit Agreement and Section 2.15 of the Security Agreement shall be:

(a)                                                                                 a notice to Administrative Agent of beneficial ownership of relevant Pool Aircraft (it being agreed that one such notice may be given in respect of two or more Pool Aircraft);

(b)                                                                                 a Collateral Supplement from each party that is a beneficiary under such declaration of trust (and a UCC financing statement filed in the state of California or District of Columbia, as applicable, in respect of each such Collateral Supplement);

(c)                                                                                  an Irish law security deed of assignment and charge from each party that is a beneficiary under such declaration of trust (and an Irish Companies Registration Office filing and, if applicable, Irish Revenue Commissioners filing in respect of each such security deed of assignment and charge);

(d)                                                                                 a notice to, and acknowledgement from, the trustee under the declaration of trust in respect of the security created under each Irish law security deed of assignment and charge;

(e)                                                                                  a trust assets ownership certificate and assignment instrument (executed in blank) in relation thereto from each party that is a beneficiary under such declaration of trust (and a further trust assets ownership certificate upon any reallocation of beneficial interests to an existing beneficiary under such declaration of trust); and

(f)                                                                                   an officer’s certificate complying with the Express Perfection Requirements (it being agreed that one such certificate may be given in respect of two or more Pool Aircraft).

Section 6.                                           Conversion.  It is anticipated that each of Parent Holdco and the Borrower will convert to a Delaware limited liability company.  Upon such conversion taking effect, each and every reference in the Credit Agreement and the other Loan Documents (a) to “Park Topanga Aircraft Inc.” and to Parent Holdco being a California corporation shall be deemed references to “Park Topanga Aircraft LLC” and to Parent Holdco being a Delaware limited liability company; and (b) to “Temescal Aircraft Inc.” and to the Borrower being a California corporation shall be deemed references to “Temescal Aircraft LLC” and to the Borrower being a Delaware limited liability company.  On or prior to each conversion taking effect, the Borrower shall comply with its obligations under the Credit Agreement and the other Loan Documents in respect of such conversion by delivering to the Administrative Agent and the Collateral Agent (x) in the case of the Borrower’s conversion into a Delaware limited liability company, (i) a Collateral Supplement duly executed and delivered by Parent Holdco and such documents (including UCC Financing Statements) as are required to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest in, and Lien on, the Membership Interest Collateral related to the Borrower (to the extent required under the Express Perfection Requirements) and (ii) a legal opinion from Clifford Chance US LLP with respect thereto and (y) in each case such other documents and filings as may be requested by the Collateral Agent pursuant to and in accordance with Section 5.02(b).  For purposes of Section 5.02(b) of the

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Credit Agreement, it is acknowledged and agreed that the Collateral Agent has received notice of the conversion of Parent Holdco and the Borrower on February 18, 2014.  The Borrower shall promptly provide any documentation or information relating to the conversion as may be requested by the Administrative Agent or any Lender pursuant to Section 9.18 of the Credit Agreement.

Section 7.                                           Expenses.  Without limiting the Borrower’s obligations under Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with the negotiation, execution and delivery of this Amendment and the conditions precedent to the Amendment Effective Date including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP in connection therewith.

Section 8.                                           Miscellaneous.  Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  Sections 9.11 and 9.12 of the Credit Agreement are incorporated herein as if set out in full herein but with each reference therein to the “parties” being construed as a reference to the parties to this Amendment, each reference to “this Agreement” being construed as a reference to this Amendment and the reference to “Section 9.01” being construed as a reference to Section 9.01 of the Credit Agreement. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page left intentionally blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first set forth above.

TEMESCAL AIRCRAFT INC.

By:	/s/ Pamela s. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Pamela s. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

AERCAP GLOBAL AVIATION TRUST

By:	/s/ Isobel Hanley
Name:	Isobel Hanley
Title:	Authorised Signatory

AERCAP U.S. GLOBAL AVIATION LLC

By:	/s/ Isobel Hanley
Name:	Isobel Hanley
Title:	Authorised Signatory

PARK TOPANGA AIRCRAFT INC.

By:	/s/ Pamela s. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

CHARMILEE AIRCRAFT INC.

By:	/s/ Pamela s. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

First Amendment to Credit
Agreement (Temescal)

Signature Pages

SIGNED and DELIVERED as a DEED

by	Niall C. Sommerville
as attorney for
BALLYSKY AIRCRAFT IRELAND LIMITED

/s/ Niall C. Sommerville
Attorney

in the presence of

/s/ Susan Gordon
Name: Susan Gordon
Address: IFSC, Dublin
Occupation: Solicitor

AERCAP HOLDINGS N.V.

By:	/s/ Kenneth Ng
Name:	Kenneth Ng
Title:	Attorney-In-Fact

AERCAP AVIATION SOLUTIONS B.V.

By:	/s/ A.S. van Herwljnen
Name:	A.S. van Herwljnen
Title:	Attorney-In-Fact

SIGNED and DELIVERED as a DEED

by	Isobel Hanley
as attorney for
AERCAP IRELAND LIMITED

/s/ Isobel Hanley
Attorney

in the presence of

/s/ Anthony Sharpe
Name: Tony Sharpe
Address: Shannon Co. Clare
Occupation: Company Secretary

First Amendment to Credit
Agreement (Temescal)
Signature Pages

SIGNED and DELIVERED as a DEED

by	Isobel Hanley
as attorney for
ACERCAP IRELAND CAPITAL LIMITED

/s/ Isobel Hanley
Attorney

in the presence of

/s/ Anthony Sharpe
Name: Tony Sharpe
Address: Shannon, Co. Clare
Occupation: Company Secretary

ADMINISTRATIVE AGENT

CITIBANK, N.A.

By:	/s/ Joseph Shanahan
Name:	Joseph Shanahan
Title:	Director

COLLATERAL AGENT

CITIBANK, N.A.

By:	/s/ Joseph Shanahan
Name:	Joseph Shanahan
Title:	Director

First Amendment to Credit
Agreement (Temescal)

Signature Pages

ANNEX 1

Schedule 3.14

Name of Transaction Party	Chief Executive Office	Jurisdiction of Incorporation	Entity Type	Employer or Taxpayer Identification Number
TEMESCAL AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5306297
PARK TOPANGA AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5306173
CHARMLEE AIRCRAFT INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	27-5304959
BALLYSKY AIRCRAFT IRELAND LIMITED	30 North Wall Quay, Dublin 1 Ireland	Ireland	Private limited liability company	9778900 I
INTERNATIONAL LEASE FINANCE CORPORATION	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	22-3059110
AERCAP GLOBAL AVIATION TRUST	1100 North Market Street, DE 19890	Delaware	Statutory Trust	38-7108865
AERCAP U.S. GLOBAL AVIATION LLC	1209 Orange Street, Wilmington, DE 19801	Delaware	Limited Liability Company	30-0810106

Annex 1-1

AERCAP HOLDINGS N.V.	Stationsplein 965, 1117 CE Schiphol, The Netherlands	The Netherlands	Public Limited Liability Company (naamloze vennootschap)	816011163
AERCAP AVIATION SOLUTIONS B.V.	Stationsplein 965, 1117 CE Schiphol, The Netherlands	The Netherlands	Private Limited Liability Company (besloten vennootschap met beperkte aansprakelijkheid)	851559165
AERCAP IRELAND LIMITED	4450 Atlantic Avenue Shannon, Co. Clare Ireland	Ireland	Private Limited Liability Company	51950
AERCAP IRELAND CAPITAL LIMITED	4450 Atlantic Avenue Shannon, Co. Clare Ireland	Ireland	Private Limited Liability Company	535682

Annex 1-2

ANNEX II

NOTICES

If to International Lease Finance Corporation:

International Lease Finance Corporation

10250 Constellation Blvd., Suite 3400

Los Angeles, CA 90067

Attention: Treasurer with a copy to the General Counsel

Telecopy No. (310) 788-1990

Electronic mail: legalnotices@ilfc.com

If to AerCap Global Aviation Trust

4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland

Phone: +353 61 723600

Facsimile: +353 61 723850

Electronic mail: contractualnotices@aercap.com

If to AerCap U.S. Global Aviation LLC

4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland

Phone: +353 61 723600

Facsimile: +353 61 723850

Electronic mail: contractualnotices@aercap.com

If to AerCap Holdings N.V.

Stationsplein 965, 1117 CE Schiphol, The Netherlands

Phone: +31 20 655 9655

Facsimile: +31 20 6599100

Electronic mail: contractualnotices@aercap.com

If to AerCap Aviation Solutions B.V.

Stationsplein 965, 1117 CE Schiphol, The Netherlands

Phone: +31 20 655 9655

Facsimile: +31 020 6599100

Electronic mail: contractualnotices@aercap.com

If to AerCap Ireland Limited

4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland

Phone: +353 61 723600

Facsimile: +353 61 723850

Electronic mail: contractualnotices@aercap.com

If to AerCap Ireland Capital Limited

4450 Atlantic Avenue, Westpark, Shannon, Co. Clare, Ireland

Phone: +353 61 723600

Facsimile: +353 61 723850

Electronic mail: contractualnotices@aercap.com

Annex 2

EXHIBIT A

FORM OF OPINION OF CLIFFORD CHANCE US LLP PURSUANT TO SECTION 4(b)

Exhibit A

[          ], 2014

To the Addressees Listed on Schedule 1

Ladies and Gentlemen:

We have acted as New York counsel to International Lease Finance Corporation, a California corporation (“ILFC”), AerCap Global Aviation Trust, a Delaware statutory trust (“Financing Trust”) and the Acceding Obligors as defined below in connection with the First Amendment to Term Loan Credit Agreement (the “Amendment”) dated as of the date hereof among Temescal Aircraft Inc. as Borrower (“Borrower”), ILFC, Park Topanga Aircraft Inc. (“Parent Holdco”), Charmlee Aircraft Inc. (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited (“Irish Subsidiary Holdco”), Financing Trust, AerCap U.S. Global Aviation LLC, a Delaware limited liability company (“USHoldco”), AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands (“AerCap”), AerCap Aviation Solutions B.V., a private company with limited liability incorporated organized under the laws of The Netherlands (“AAS”), AerCap Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“AIL”) and AerCap Ireland Capital Limited, a private limited liability company incorporated under the laws of Ireland (“AICL” and together with USHoldco, AerCap, AAS and AIL, the “Acceding Obligors”), and Citibank N.A., as Administrative Agent and as Collateral Agent (the “Agent”).

Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement as defined in the Amendment and as amended by the Amendment (the “Credit Agreement”). This opinion is delivered pursuant to Section 4(b) of the Amendment.

In rendering the opinions expressed below, we have examined executed copies of the following documents:

(a)                                 Credit Agreement;

(b)                                 Amendment;

(c)                                  Completion Date Transfer Agreement, dated as of [the date hereof][—] by and among ILFC, Financing Trust and other parties signatory thereto (the “Completion Date Agreement”); and

(d)                                 Reallocation Agreement, dated as of [the date hereof][—] by and among USHoldco, the parent of ILFC, Financing Trust and other parties signatory thereto (the “Reallocation Agreement”), pursuant to which certain of ILFC’s assets will be transferred to Financing Trust (the “Transfer”).

Each of ILFC, Parent Holdco, Borrower, CA Subsidiary Holdco, Irish Subsidiary Holdco, Financing Trust and each Acceding Obligor is referred to herein as an “Obligor”.  Each of the Credit Agreement, the Amendment, the Completion Date Agreement and the Reallocation Agreement is referred to herein as a “Transaction Document”.

We have also examined and relied upon such records and statements and certificates of public officials and representatives and officers of the Obligors, including the Officer’s Certificate of ILFC provided for in Section 5.17(a)(iii) of the Credit Agreement and in Section 4(a) of the Amendment, which we have assumed has been received by you, and other persons as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon the foregoing and the representations and warranties made in or pursuant to the Transaction Documents. We have not reviewed the dockets or other records of any court, arbitrator or governmental or regulatory body or agency or conducted any other investigation or inquiry or otherwise established or verified any factual matter.

In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as certified or photostatic copies.

We have assumed, without investigation: (i) the due organization, valid existence and, to the extent applicable, good standing of each party to the Transaction Documents; (ii) that each party to the Transaction Documents has requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; (iii) that each Transaction Document has been duly authorized, executed and delivered by each party thereto; (iv) that each Transaction Document constitutes a valid, binding and enforceable obligation of each party thereto; (v) that the execution, delivery and performance by each party of the Transaction Documents to which it is a party do not contravene such party’s constitutional documents, violate any law, rule or regulation applicable to such party or result in any conflict with or breach of any agreement or instrument to which such party is a party or by which such party is bound; (vi) that each party to the Transaction Documents has obtained or made all consents, approvals, authorizations, filings, registrations, qualifications or recordations with each Governmental Authority required in connection with the execution, delivery and performance of the Transaction Documents; (vii) all applicable filings, registrations, recordations or other actions necessary to perfect as to ownership or security interest, including under the Cape Town Convention have been or will be made; (viii) that (a) you are receiving concurrently herewith notice from ILFC under the Amendment that the AerCap Acquisition Amendment Effective Date thereunder is occurring concurrently with the delivery of this opinion, (b) you have received the opinions referenced in Section 4(c) of the Amendment, (c) as of the date hereof the representations and warranties of the Obligors under Section 3 of the Amendment are true and correct in all material respects and (d) as of the date hereof no Default or Event of Default under the Credit Agreement (before and after giving effect to the Amendment) has occurred and is continuing, and (ix) the accuracy and completeness as of the date hereof of the foregoing and the other certificates and other information and statements delivered or made to us by representatives and officers of each Obligor.

We have made no investigation or review of any matters relating to the Obligors or any other person or entity other than as expressly described herein. Further, we have made no special investigation of the business operations of the Obligors or any other person or entity for the purpose of identifying laws or regulations to which the Obligors or any other person or entity is subject. We note that our representation of the Obligors is limited to this and similar transactions and that we are not generally familiar with their respective affairs or operations.

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Based upon the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

1.             The Transfer and the Amendment comply with the provisions of Section 5.17 (a)(i), (a)(ii) and (a)(iii) of the Credit Agreement.

2.             Upon execution and delivery of this opinion, all conditions precedent specified in Section 5.17 of the Credit Agreement relating to the Transfer have been complied with.

The opinions expressed herein are limited to the laws of the State of New York.

The opinions set forth herein are rendered as of the date hereof and we disclaim any undertaking to update this letter or otherwise advise you as to any changes of law or fact that may hereafter be brought to our attention.

This opinion is rendered solely for your benefit (and the benefit of your successors and permitted assigns) in connection with the Amendment and may not be relied upon for any other purpose, or relied upon by any other person or entity without our prior written consent in each instance, except that this opinion may be relied upon by an assignee or transferee of a Lender pursuant to an assignment or transfer that is made in accordance with the Credit Agreement.

Very truly yours,

Clifford Chance US LLP

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Schedule 1

Citibank, N.A., as Administrative Agent and Collateral Agent, on behalf of the Lenders

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

BNP Paribas

Each Lender that is a party to the Credit Agreement

International Lease Finance Corporation

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EXHIBIT B

FORM OF OPINION OF CLIFFORD CHANCE US LLP PURSUANT TO SECTION 4(c)

Exhibit B

[       ], 2014

To the Addressees Listed on Schedule 1

Ladies and Gentlemen:

We have acted as New York counsel to International Lease Finance Corporation, a California corporation (“ILFC”), AerCap Global Aviation Trust, a Delaware statutory trust (“Financing Trust”) and the Acceding Obligors as defined below in connection with the First Amendment to Term Loan Credit Agreement (the “Amendment”) dated as of the date hereof among Temescal Aircraft Inc. as Borrower (“Borrower”), ILFC, Park Topanga Aircraft Inc. (“Parent Holdco”), Charmlee Aircraft Inc. (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited (“Irish Subsidiary Holdco”), Financing Trust, AerCap U.S. Global Aviation LLC, a Delaware limited liability company (“USHoldco”), AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands (“AerCap”), AerCap Aviation Solutions B.V., a private company with limited liability incorporated organized under the laws of The Netherlands (“AAS”), AerCap Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“AIL”) and AerCap Ireland Capital Limited, a private limited liability company incorporated under the laws of Ireland (“AICL” and together with USHoldco, AerCap, AAS and AIL, the “Acceding Obligors”), and Citibank N.A., as Administrative Agent and as Collateral Agent (the “Agent”).

Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement as defined in the Amendment and as amended by the Amendment (the “Credit Agreement”). This opinion is delivered pursuant to Section 4(c) of the Amendment.

In rendering the opinions expressed below, we have examined executed copies of the following documents:

(a)                           Credit Agreement; and

(b)                           Amendment.

Each of ILFC, Parent Holdco, Borrower, CA Subsidiary Holdco, Irish Subsidiary Holdco, Financing Trust and each Acceding Obligor is referred to herein as an “Obligor”. Each of the Credit Agreement and the Amendment is referred to herein as a “Transaction Document”.

We have also examined and relied upon such records and statements and certificates of public officials and representatives and officers of the Obligors and other persons as we have deemed necessary as a basis for the opinions expressed below. As to factual matters relevant to our opinions expressed below, we have, without independent investigation, relied upon the foregoing and the representations and warranties made in or pursuant to the Transaction Documents. We have not reviewed the dockets or other records of any court, arbitrator or governmental or regulatory body or agency or conducted any other investigation or inquiry or otherwise established or verified any factual matter.

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In such examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with the originals of all documents submitted to us as certified or photostatic copies.

Except as expressly opined on by us below, we have assumed, without investigation: (i) the due organization, valid existence and, to the extent applicable, good standing of each party to the Transaction Documents; (ii) that each party to the Transaction Documents has requisite power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party; (iii) that each Transaction Document has been duly authorized, executed and delivered by each party thereto; (iv) that each Transaction Document constitutes a valid, binding and enforceable obligation of each party thereto; (v) that the execution, delivery and performance by each party of the Transaction Documents to which it is a party do not contravene such party’s constitutional documents, violate any law, rule or regulation applicable to such party or result in any conflict with or breach of any agreement or instrument to which such party is a party or by which such party is bound; (vi) that each party to the Transaction Documents has obtained or made all consents, approvals, authorizations, filings, registrations, qualifications or recordations with each Governmental Authority required in connection with the execution, delivery and performance of the Transaction Documents; (vii) all applicable filings, registrations, recordations or other actions necessary to perfect as to ownership or security interest (except as set forth herein) including under the Cape Town Convention have been or will be made; and (viii) the accuracy and completeness as of the date hereof of the certificates and other information and statements delivered or made to us by representatives and officers of ILFC, Financing Trust and each Acceding Obligor.

We have made no investigation or review of any matters relating to the Obligors or any other person or entity other than as expressly described herein. Further, we have made no special investigation of the business operations of the Obligors or any other person or entity for the purpose of identifying laws or regulations to which the Obligors or any other person or entity is subject. With reference particularly to our opinion in paragraph 3 below, we note that our representation of the Obligors is limited to this and similar transactions and that we are not generally familiar with their respective affairs or operations.

Based upon the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

1.                         Each Transaction Document is a valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms.

2.                         The execution and delivery by each Obligor of the Amendment does not, and the performance by each Obligor of its obligations under each Transaction Document to which it is a party will not, cause such Obligor to violate any Generally Applicable Law (defined below).

3.                         No consent, approval or authorization of, and no filing, registration, qualification or recordation with, United States federal or State of New York governmental authorities pursuant to any Generally Applicable Law is required in connection with the execution and delivery by any Obligor of the Amendment or the consummation by any Obligor of the transactions contemplated by the Transaction Documents to which it is a party, other than (a) those that are specified in the Transaction Documents, (b) filings necessary to create, record, perfect or maintain security interests, (c) those that have been duly obtained, taken or made and (d) in the case of Collateral constituting securities, as may be required in connection with any disposition of such Collateral.

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As used herein, “Generally Applicable Law” means any law otherwise included within the scope of this opinion that a New York lawyer exercising customary professional diligence would reasonably be expected to recognize as being currently applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, excluding securities laws and any law that is applicable to the Obligors, the Transaction Documents or the transactions contemplated thereby, including the grants of the security interests, solely because of the specific assets or business of any party to any of the Transaction Documents or any of its affiliates. In particular, but without limitation, we express no opinion upon the application or effect of (i) any customs, international trade or other laws relating to the possession, import, export, use, operation, maintenance, repair or replacement of or the nature of any equipment, or any interest therein; (ii) federal or state antitrust and unfair competition, environmental, intellectual property, pension and employee benefit, or securities (including “blue sky”) laws; (iii) federal or state laws relating to aviation, banking, communications, customs, insurance, international trade, public utilities or taxation; (iv) federal and state laws and policies relating to (A) national and local emergencies and (B) deference to acts of sovereign states, including court orders; (v) federal or state criminal and civil forfeiture laws; (vi) other federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes); and (vii) the laws of any counties, cities, towns, municipalities and special political subdivisions or agencies thereof; and in the case of each of the foregoing, all rules and regulations promulgated thereunder or administrative or judicial decisions with respect thereto.

Our opinions set forth above are subject to the following qualifications and limitations:

(a)             Our opinion set forth in paragraph 1 above is subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law, and including, without limitation, principles relating to materiality, good faith and fair dealing, reasonableness, unconscionability and availability of equitable remedies).

(b)             We express no opinion on the effect of the Cape Town Convention or the Convention on the International Recognition of Rights in Aircraft signed at Geneva on June 19, 1948.

(c)              We express no opinion as to any provision of a Transaction Document that provides the terms thereof may not be waived or modified except in writing, which may be limited under certain circumstances.

(d)             We express no opinion as to any provision in a Transaction Document asserting that the partial invalidity of one or more provisions thereof shall not invalidate the remaining provisions thereof.

(e)              We express no opinion with respect to any indemnification or reimbursement obligation or limitation on liability contained in a Transaction Document, insofar as such provision provides exculpation or exemption from, or requires indemnification or reimbursement of a party for, its own action or inaction, where such action or inaction involves such party’s gross negligence, recklessness or wilful or unlawful misconduct or to the extent any such provision is contrary to public policy.

(f)               United States federal court jurisdiction is limited by Section 28 U.S.C. § 1332

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where diversity of citizenship is lacking and, even where diversity exists, federal courts retain the power to transfer an action from one federal court to another under 28 U.S.C. § 1404(a) or to dismiss by reason of the doctrine of forum non conveniens.

(g)              We express no opinion as to title to any property or whether a United States federal court or state court outside of the State of New York would give effect to the choice of New York law provided for in a Transaction Document. Our opinion as to the legality, validity, binding effect and enforceability of the governing law provisions of each Transaction Document is based solely on Section 5-1401 of the New York General Obligations Law. Our opinion as to the legality, validity, binding effect and enforceability of the provisions of each Transaction Document in respect of the submission to the jurisdiction of the courts of the State of New York is based solely on Section 5-1402 of the New York General Obligations Law.

(h)            We express no opinion as to the creation, perfection or priority of any lien, pledge or security interest.

(i)                We express no opinion as to indemnities against loss in converting from amounts denominated or paid in one currency into a second currency. We note that, generally, all judgments and decrees rendered by a federal or state court sitting in the State of New York are denominated in U.S. Dollars; under the laws of the State of New York, however, where a cause of action is based on an obligation denominated in another currency, any judgments or decrees must be rendered or entered in such currency and be converted into U.S. Dollars at the rate of exchange prevailing on the date of entry of the judgment or decree.

(j)               We express no opinion as to any provision of a Transaction Document that purports to (i) grant rights of set-off to any person not a party thereto or (ii) permit set-off to be made without notice.

(k)            We express no opinion as to any provision of any Transaction Documents that purports to waive or exclude the rights of any person to commence any bankruptcy, reorganization, insolvency or similar proceeding or purports to waive notice of acceleration.

(l)                We express no opinion as to the effect of (i) the compliance or non-compliance of any Obligor, the Agent or any other person or entity with any state or federal laws or regulations applicable to such party because of its legal or regulatory status or the nature of its business or (ii) the failure of any person or entity to be duly authorized to conduct business in any jurisdiction.

(m)        We also express no opinion as to the applicability to, or effect on, the obligations of any Obligor under any Transaction Document of Section 547 or 548 of the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (as amended from time to time, the “Bankruptcy Code”) or Article 10 of the New York Debtor and Creditor Law or any other New York or Federal law relating to preferences or fraudulent transfers and obligations.

(n)            We express no opinion at to any provision of any Transaction Document that provides for waiver of trial by jury or of other rights or defenses that under applicable law (including judicial decisions) or public policy cannot be waived.

(o)            We express no opinion as to compliance by any Obligor with the

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Commodity Exchange Act of 1936, as amended, or the rules or regulations promulgated thereunder.

The opinions expressed herein are limited to the federal laws of the United States and the laws of the State of New York.

The opinions set forth herein are rendered as of the date hereof and we disclaim any undertaking to update this letter or otherwise advise you as to any changes of law or fact that may hereafter be brought to our attention.

This opinion is rendered solely for your benefit (and the benefit of your successors and permitted assigns) in connection with the Amendment and may not be relied upon for any other purpose, or relied upon by any other person or entity without our prior written consent in each instance, except that this opinion may be relied upon by an assignee or transferee of a Lender pursuant to an assignment or transfer that is made in accordance with the Credit Agreement.

Very truly yours,

Clifford Chance US LLP

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Schedule 1

Citibank, N.A., as Administrative Agent and Collateral Agent, on behalf of the Lenders

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

BNP Paribas

Each Lender that is a party to the Credit Agreement

International Lease Finance Corporation

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EXHIBIT C

FORM OF OPINION OF IN-HOUSE COUNSEL TO THE ORIGINAL OBLIGORS

Exhibit C

[•], 2014

To the addressees listed on Schedule I attached hereto

Ladies and Gentlemen:

This opinion is being delivered to you by the undersigned as Corporate Counsel of International Lease Finance Corporation, a California corporation (“ILFC”), in connection with that certain First Amendment to Term Loan Credit Agreement, dated as of the date hereof (the “Amendment”), among Temescal Aircraft Inc., a California corporation (“Borrower”), ILFC, Park Topanga Aircraft Inc., a California corporation (“Parent Holdco”), Charmlee Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland, AerCap Global Aviation Trust, a Delaware statutory trust, AerCap U.S. Global Aviation LLC, a Delaware limited liability company, AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands, AerCap Aviation Solutions B.V., a private company with limited liability incorporated organized under the laws of The Netherlands, AerCap Ireland Limited, a private limited liability company incorporated under the laws of Ireland and AerCap Ireland Capital Limited, a private limited liability company incorporated under the laws of Ireland and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and Citibank, N.A., as collateral agent (in such capacity, the “Collateral Agent”).

This opinion is being furnished pursuant to Sections 4(c)(ii) of the Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the “Credit Agreement” (as defined in, and as amended by, the Amendment (the “Credit Agreement”)).

In rendering the opinions set forth herein, I, or one or more attorneys under my supervision, have examined and relied on originals or copies of the following:

(a)                                 the Credit Agreement;

(b)                                 the Amendment;

(c)                                  the Articles of Incorporation of each CA Obligor, as certified by the Secretary of such CA Obligor as hereafter defined;

(d)                                 the Bylaws of each CA Obligor, as certified by the Secretary of such CA Obligor;

(e)                                  the resolutions of the Board of Directors of each CA Obligor (or, in the case of ILFC, the finance committee of the Board of Directors) adopted by unanimous written consent; and

(f)                                   certificates, from the Secretary of State of the State of California and the Franchise Tax Board of the State of California, as to each CA Obligor’s existence and good standing in the State of California.

Each of ILFC, Borrower, Parent Holdco and the CA Subsidiary Holdco is referred to herein, individually, as a “CA Obligor”, and collectively, as the “CA Obligors.”

I, or one or more attorneys under my supervision, have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the CA Obligors and such agreements, certificates and receipts of public officials, certificates of officers or other representatives of the CA Obligors and others, and such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

In my examination, or the examination by one or more attorneys under my supervision, we have assumed, with your permission, without independent investigation or inquiry, (a) the legal capacity of all natural persons, (b) the genuineness of all signatures, (c) the authenticity and completeness of all documents submitted to me as originals, (d) the conformity to original documents of all documents submitted to me as facsimile, electronic, certified or photostatic copies, (e) the authenticity of the originals of such copies, (f) that each party to the Amendment (other than any CA Obligor) (i) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (ii) has full power and authority and legal right to carry on its business and to enter into the Amendment and to perform its obligations thereunder, (iii) has duly and validly authorized the execution, delivery and performance of the Amendment by all necessary action, and (iv) has duly and validly executed and delivered the Amendment, and (g) that the Amendment constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its respective terms. As to any facts material to the opinions expressed herein that I, or one or more attorneys under my supervision, did not independently establish or verify, I have relied upon statements and representations of other officers and other representatives of the CA Obligors and others and of public officials.

The opinions set forth below are subject to the following further qualifications, further assumptions and limitations:

(a)                                 the opinion set forth in paragraph 1 below with respect to the due incorporation, valid existence and good standing status of each CA Obligor under the laws of the State of California is based solely upon the certificates issued by the Secretary of State of the State of California and the Franchise Tax Board of the State of California;

(b)                                 for purposes of the opinions set forth below, (i) “Applicable Laws” means those laws, rules and regulations of the State of California and those federal laws, rules and regulations of the United States of America, in each case that, in my experience, are normally or customarily applicable to transactions of the type contemplated by the Amendment, but without having made any special investigation as to the applicability of any specific law, rule or regulation; (ii) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws where the failure to obtain such consent, approval, license, authorization or validation or to make such filing, recording or registration will result in a Material Adverse Effect, and other than any consent, approval, license, authorization, validation, filing, qualification, recordation or registration that may have become applicable as a result of the

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involvement of any party (other than any of the CA Obligors) in the transactions contemplated by the Amendment or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties or required to be obtained after the date hereof; and (iii) “Governmental Authority” means any court, regulatory body, administrative agency or governmental body of the State of California or the United States of America having jurisdiction over any CA Obligor under Applicable Laws;

(c)                                  I do not express any opinion as to the validity, binding effect or enforceability of the Amendment;

(d)                                 I express no opinion as to: (1) United States federal or state securities, insurance or banking laws or regulations; (2) United States federal or state antitrust or unfair competition laws or regulations; (3) United States federal or state environmental laws or regulations; (4) United States federal or state tax laws or regulations; (5) United States federal or state public utility laws or regulations; (6) pension or employee benefit laws or regulations; (7) United States federal patent, copyright or trademark, state trademark, or other United States federal or state intellectual property laws or regulations; (8) United States federal or state health and safety laws or regulations; (9) United States federal or state labor laws or regulations; (10) United States federal or state laws, regulations or policies relating to national or local emergencies; (11) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the United States federal, state or regional level); (12) United States federal or state laws, rules or regulations relating to zoning, land use, building or construction; (13) United States federal or state usury laws (other than California usury laws); (14) pension or employee benefits laws or regulations, including the Employee Retirement Income Security Act of 1974, as amended; (15) The USA Patriot Act (Title III of Public L. 107-56) or other anti-money laundering laws or regulations; (16) the Foreign Corrupt Practices Act; (17) (a) the Trading with the Enemy Act of 1917, 50 U.S.C.A. app. §1 et seq., of the United States, (b) the International Emergency Economic Powers Act, 50 U.S.C.A. §1701 et seq., of the United States, or (c) all United States Executive Orders (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism), rules, regulations (including those from the Office of Foreign Assets Control of the U.S. Department of the Treasury), and other official acts promulgated under any of the foregoing; (18) aviation laws (including without limitation Title 49 of the U.S. Code, the Cape Town Convention, or any other laws, rules or regulations of the United States of America or promulgated under the Cape Town Convention relating to the sale, acquisition, ownership, registration, leasing, financing, mortgaging, use or operation of any aircraft, aircraft engines or any part thereof), or other laws, rules or regulations applicable to the particular nature of the equipment subject to the Amendment; (19) as to compliance by the CA Obligors with the Commodity Exchange Act of 1936, as amended, or the rules or regulations promulgated thereunder or (20) judicial decisions to the extent that they deal with any of the foregoing;

(e)                                  I do not express any opinion as to the effect on the opinions expressed herein of (i) the compliance or noncompliance of any party to the Amendment (other than the CA Obligors to the extent necessary to render the opinions set forth herein) with any state, federal or other laws or regulations applicable to it or them or (ii) the legal or regulatory status or the nature of the business of any party (other than with respect to the CA Obligors to the extent necessary to render the opinions set forth herein); and

(f)                                   My opinions set forth below are subject to the effects of: (i) bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium and other

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similar laws affecting or relating to creditors’ rights or remedies generally, (ii) general equitable principles, including concepts of materiality, reasonableness and good faith and other similar doctrines affecting the enforceability of agreements generally (whether considered in a proceeding in equity or at law), (iii) public policy, (iv) possible judicial action giving effect to foreign laws or foreign governmental or judicial actions affecting or relating to the rights or remedies of creditors, and (v) an implied covenant of good faith, reasonableness and fair dealing.

I am admitted to the bar of the State of California, and I do not express any opinion as to any laws other than the laws of the State of California and the federal laws of the United States of America to the extent referred to specifically herein. Insofar as the opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, I have assumed, without having made any independent investigation, that such laws do not affect any of the opinions set forth herein. The opinions expressed herein are based on laws in effect on the date hereof, which laws are subject to change with possible retroactive effect.

Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.                                      Each CA Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California.

2.                                      Each CA Obligor has the requisite corporate power and authority to execute and deliver the Amendment and perform its obligations under the Amendment. The execution and delivery by each CA Obligor of the Amendment and the performance by each CA Obligor of the Amendment has been duly authorized by all necessary corporate action on the part of the CA Obligor.

3.                                      The Amendment has been duly executed and delivered by each CA Obligor;

4.                                      The execution and delivery of the Amendment by each CA Obligor does not, and the performance by each CA Obligor of its obligations under the Amendment will not (a) violate such CA Obligor’s Articles of Incorporation or Bylaws, (b) contravene any provision of any Applicable Law or (c) result in or cause the creation of any security interest or lien upon any of the property of such CA Obligor other than pursuant to the Security Documents.

5.                                      No Governmental Approval is required on the part of any CA Obligor, for the authorization, execution, and delivery of or performance of its obligation under the Amendment, except for such Governmental Approvals (i) which have been obtained or taken and are in full force and effect, (ii) which will be obtained or made in the ordinary course of business or (iii) which are specified in Amendment.

The opinions set forth herein are solely for the benefit of the addressees (and their successors and permitted assigns) identified at the beginning of this opinion letter (the “Addressees”) in connection with the execution and delivery of the Amendment by each CA Obligor, and may not be relied upon in any manner or for any purpose by, nor may copies of this opinion letter be delivered or distributed to, any other person or entity without my prior written consent. The opinions set forth herein are limited to the matters stated herein and expressly set forth in this opinion letter, and no opinion is to be implied or may be inferred beyond the matters expressly stated herein. This opinion letter is being provided to the Addressees as of the date hereof, and the CA Obligors and I do not assume any obligation to update this opinion letter for events occurring after the date of this opinion letter or to provide the Addressees with anyadditional information that may come to our attention after the date hereof. Each

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Addressee’s recourse, if any, on account of any opinion herein proving inaccurate, shall be against the CA Obligors. I am rendering these opinions and this opinion letter in my capacity as Corporate Counsel of ILFC and not individually.

Very truly yours,

[ ]

Corporate Counsel

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Schedule I

Citibank, N.A., as Administrative Agent, on behalf of the Lenders
2 Penns Way, Suite 1100

New Castle, Delaware 19720

Citibank, N.A., as Collateral Agent, on behalf of the Lenders
388 Greenwich Street, 14th Floor

New York, New York 10013

Citigroup Global Markets Inc., as Joint Lead Structuring Agent and Joint Lead Placement Agent
390 Greenwich Street, 1st Floor

New York, New York 10013

Credit Suisse Securities (USA) LLC, as Joint Lead Structuring Agent and Joint Lead Placement
Agent

Eleven Madison Avenue, 5th Floor New

York, NY 10010

BNP Paribas, as Joint Placement Agent

Aviation Finance Group

520 Madison Avenue, 3rd Floor
New York, NY 10022

Attention: Robert Papas/Stephanie Klein
Facsimile No. (212) 841-2748

The Lenders party to the Credit Agreement

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EXHIBIT D

FORM OF OPINION OF MORRIS, NICHOLS, ARSHT & TUNNELL LLP

Exhibit D

MNAT DRAFT: 3/12/14

Subject to review of documents

[Letterhead of Morris, Nichols, Arsht & Tunnell LLP]

[•], 2014

TO:	Each of the Addressees Identified
on Annex A Hereto

	Re:	AerCap Global Aviation Trust
AerCap U.S. Global Aviation LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel to AerCap Global Aviation Trust, a Delaware statutory trust (the “Trust”), and AerCap U.S. Global Aviation LLC, a Delaware limited liability company (the “Company”), in connection with certain matters of Delaware law set forth below relating to the First Amendment (as defined below). Capitalized terms used herein and not otherwise herein defined are used as defined in the below-referenced Credit Agreement.

In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: the Term Loan Credit Agreement (the “Credit Agreement”), dated as of March 30, 2011, among Temescal Aircraft Inc., a California corporation (the “Borrower”), International Lease Finance Corporation, a California corporation (“ILFC”), Park Topanga Aircraft Inc., a California corporation (“Parent Holdco”), Charmlee Aircraft Inc., a California corporation (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“Irish Subsidiary Holdco”), the lenders party thereto and Citibank, N.A., as Collateral Agent (as defined in the Credit Agreement) and Administrative Agent (as defined in the Credit Agreement); the First Amendment to the Credit Agreement (the “First Amendment”) dated as of [•], 2014 between the Borrower, ILFC, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, the Trust, the Company, AerCap Holdings N.V., a public company with limited liability incorporated under the laws of The Netherlands, AerCap Aviation Solutions B.V., a private company with limited liability incorporated under the laws of The Netherlands, AerCap Ireland Limited, a private limited liability company incorporated under the laws of Ireland, AerCap Ireland Capital Limited, a private limited liability company incorporated under the laws of Ireland, and Citibank, N.A., as Collateral Agent and Administrative Agent; the Intercreditor Agreement dated as of March 30, 2011 (the “Intercreditor Agreement”) among ILFC, Parent Holdco, the Borrower, Irish Subsidiary Holdco, CA Subsidiary Holdco and Citibank, N.A., as the Collateral Agent and Administrative Agent; the Aircraft Mortgage and Security Agreement

dated as of March 30, 2011 (the “Security Agreement,” and together with the Credit Agreement, the First Amendment and the Intercreditor Agreement, the “Opinion Documents”) among the Borrower, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, the Additional Grantors (as defined in the Security Agreement) and Citibank, N.A., as the Collateral Agent; the Trust Agreement of the Trust dated as of February 5, 2014 (the “Trust Agreement”); the Certificate of Trust of the Trust as filed in the Office of the Secretary of State of the State of Delaware (the “State Office”) on February 5, 2014 (the “Certificate of Trust”); the Limited Liability Company Agreement of the Company dated as of February 28, 2014 (the “Company Agreement”); the Certificate of Formation of the Company as filed in the State Office on February 12, 2014, as amended by the Certificate of Amendment to Certificate of Formation of the Company as filed in the State Office on February 17, 2014 (as so amended, the “Certificate of Formation”); the Written Consent of the Regular Trustee of the Trust dated as of [•], 2014; the Unanimous Written Consent of the Board of Directors of the Company dated as of [•], 2014; and certificates of good standing of the Trust and the Company obtained from the State Office as of a recent date. In such examinations, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies or drafts of documents to be executed and the legal competence and capacity of natural persons to complete the execution of documents. We have further assumed for purposes of this opinion: (i) except to the extent addressed by our opinions in paragraphs 1 and 2 below, the due formation or organization, valid existence and good standing of each entity that is a signatory to any of the documents examined by us under the laws of the jurisdiction of its respective formation or organization; (ii) except to the extent addressed by our opinions in paragraphs 5 and 6 below, the due authorization, adoption, execution, and delivery, as applicable, of each of the above referenced documents; (iii) the payment of consideration for beneficial interests in the Trust by all beneficial owners of the Trust as provided in the Trust Agreement and the satisfaction of, or compliance with, all of the other terms, conditions and restrictions set forth in the Trust Agreement in connection with the admission of beneficial owners to the Trust and the issuance of beneficial interests in the Trust; (iv) the payment of consideration for limited liability company interests in the Company by all members of the Company as provided in the Company Agreement and the satisfaction of, or compliance with, all of the other terms, conditions and restrictions set forth in the Company Agreement in connection with the admission of members to the Company and the issuance of limited liability company interests in the Company; (v) that the activities of the Trust have been and will be conducted in accordance with the terms of the Trust Agreement and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq. (the “Delaware Trust Act”); (vi) that the activities of the Company have been and will be conducted in accordance with the terms of the Company Agreement and the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq. (the “Delaware LLC Act”); (vii) that no event or circumstance has occurred on or prior to the date hereof that would cause a termination or dissolution of the Trust under the Trust Agreement or the Delaware Trust Act, as applicable; (viii) that no event or circumstance has occurred on or prior to the date hereof that would cause a termination or dissolution of the Company under the Company Agreement or the Delaware LLC Act, as applicable; (ix) [that the Regular Trustee, acting on behalf of the Trust, has caused the Trust to voluntarily and unconditionally transfer possession of an executed counterpart of the First Amendment to each other party

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thereto with the intent of bringing the First Amendment into effect;] (x) [that [•], acting on behalf of the Company, has caused the Company to voluntarily and unconditionally transfer possession of an executed counterpart of the First Amendment to each other party thereto with the intent of bringing the First Amendment into effect;] (xi) that, except as set forth in the Opinion Documents, there are no covenants and agreements contained in the Loan Documents (as defined in the Credit Agreement) which are applicable to the Trust; and (xii) that each of the documents examined by us is in full force and effect, sets forth the entire understanding of the parties thereto with respect to the subject matter thereof and has not been amended, supplemented or otherwise modified, except as herein referenced. We have not reviewed any documents other than those identified above in connection with this opinion, and we have assumed that there are no other documents contrary to or inconsistent with the opinions expressed herein. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws. Further, we express no opinion on the sufficiency or accuracy of any registration or offering documentation relating to the Trust or the Company. As to any facts material to our opinion, other than those assumed, we have relied, without independent investigation, on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained. For purposes of our opinions set forth in paragraphs 7 and 8 below, we refer only to applicable statutes, laws, rules and regulations of the State of Delaware that are of general application and that, in our experience, are likely to have application to transactions of the type contemplated by the First Amendment. In addition, we note that the First Amendment is governed by and construed in accordance with the laws of a jurisdiction other than the State of Delaware and, for purposes of our opinions set forth below, we have assumed that the First Amendment will be interpreted in accordance with the plain meaning of the written terms thereof as such terms would be interpreted as a matter of Delaware law and we express no opinion with respect to any legal standards or concepts under any laws other than those of the State of Delaware.

Based on and subject to the foregoing and to the exceptions and qualifications set forth below, and limited in all respects to matters of Delaware law, it is our opinion that:

1.             The Trust is a duly formed and validly existing statutory trust in good standing under the laws of the State of Delaware.

2.             The Company is a duly formed and validly existing limited liability company in good standing under the laws of the State of Delaware.

3.             The Trust has requisite statutory trust power and authority under the Trust Agreement and the Delaware Trust Act to execute and deliver the First Amendment and perform its obligations thereunder.

4.             The Company has requisite limited liability company power and authority under the Company Agreement and the Delaware LLC Act to execute and deliver the First Amendment and perform its obligations thereunder. Each of the Addressees Identified on Annex A hereto

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5.             The Trust has taken all requisite statutory trust action under the laws of the State of Delaware to authorize the execution, delivery and performance of the First Amendment by the Trust, and the First Amendment has been duly executed and delivered by the Trust.

6.             The Company has taken all requisite limited liability company action under the laws of the State of Delaware to authorize the execution, delivery and performance of the First Amendment by the Company, and the First Amendment has been duly executed and delivered by the Company.

7.             The execution and delivery by the Trust of the First Amendment, and the performance by the Trust of its obligations thereunder, do not violate (i) the Trust Agreement or the Certificate of Trust, or (ii) any applicable Delaware statute, law, rule or regulation.

8.             The execution and delivery by the Company of the First Amendment, and the performance by the Company of its obligations thereunder, do not violate (i) the Company Agreement or the Certificate of Formation, or (ii) any applicable Delaware statute, law, rule or regulation.

The opinions expressed herein are intended solely for the benefit of the addressees hereof and their permitted successors and assigns under the Credit Agreement in connection with the matters contemplated hereby and may not be relied upon by any other person or entity or for any other purpose without our prior written consent. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts and our review of the above-referenced documents and the application of Delaware law as the same exist on the date hereof, and we undertake no obligation to update or supplement this opinion after the date hereof for the benefit of any person or entity (including any permitted successor or assign of the addressees hereof under the Credit Agreement) with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect.

Very truly yours,

MORRIS, NICHOLS, ARSHT & TUNNELL LLP
Tarik J. Haskins

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ANNEX A

Identification of Addressees of

Morris, Nichols, Arsht & Tunnell LLP Opinion
Dated [•], 2014

Citibank, N.A.

in its capacity as Administrative Agent
2 Penns Way, Suite 1100

New Castle, Delaware 19720

The Lenders party to the Credit Agreement on the date hereof

EXHIBIT E
FORM OF OPINION OF NAUTADUTILH

Exhibit E

P.O. Box 1110
3000 BC Rotterdam	ND Draft March 25, 2014, Subject to Internal
Weena 750	Approval and to review of documents
30114 DA Rotterdam	Rotterdam, [date]
T +31 10 22 40 000
F +31 10 41 48 444
Citibank N.A., in its capacity as Collateral Agent and
Administrative Agent under the Credit Agreement (as
defined herein)

The Lenders as defined in and party to the Credit
Agreement on the date of this opinion letter

Ladies and Gentlemen:

Re: First Amendment to Term Loan Credit Agreement - AerCap Holdings N.V. and AerCap Aviation Solutions B.V.

This opinion letter is rendered to you at your request in connection with the Credit Agreement (as defined below).

Capitalised terms used in this opinion letter have the meanings set forth in Exhibit A. The section headings used in this opinion letter are for convenience of reference only and are not to affect its construction or to be taken into consideration in its interpretation.

This opinion letter is addressed solely to you. It may only be relied upon by you in connection with the Credit Agreement. It does not purport to address all matters of Netherlands law that may be of relevance to you with respect to the Credit Agreement. This opinion letter is strictly limited to the matters stated in it and may not be read as extending by implication to any matters not specifically referred to in it. Nothing in this opinion letter should be taken as expressing an opinion in respect of any representations or warranties, or other information, contained in the Loan Documents or any other document reviewed in connection with this opinion letter, except as expressly confirmed in this opinion letter. Its

This communication is confidential and may be subject to professional privilege. All legal relationships are subject to NautaDutilh N.V.’s general terms and conditions (see www.nautadutilh.com/terms), which apply mutatis mutandis to our relationship with third parties relying on statements of NautaDutilh N.V., include a limitation of liability clause, have been filed with the Rotterdam District Court and will be provided free of charge upon request. NautaDutilh N.V.; corporate seat Rotterdam; trade register no. 24338323.

contents may not be quoted, otherwise included, summarised or referred to in any publication or document or disclosed to any other party, in whole or in part, for any purpose, without our prior written consent.

In rendering the opinions expressed in this opinion letter, we have exclusively reviewed and relied upon the Loan Documents and the Corporate Documents and we have assumed that the Credit Agreement was entered into for bona fide commercial reasons. We have not investigated or verified any factual matter disclosed to us in the course of our review.

We have not been involved in structuring, drafting or negotiating the Credit Agreement.

This opinion letter sets out our opinion on certain matters of the laws with general applicability of the Netherlands, and, insofar as they are directly applicable in the Netherlands, of the European Union, as at today’s date and as presently interpreted under published authoritative case law of the Netherlands courts, the General Court and the Court of Justice of the European Union. We do not express any opinion on tax law. No undertaking is assumed on our part to revise, update or amend this opinion letter in connection with or to notify or inform you of, any developments and/or changes of Netherlands law subsequent to today’s date.

The opinions expressed in this opinion letter are to be construed and interpreted in accordance with Netherlands law. This opinion letter may only be relied upon by you, and our willingness to render this opinion letter is based, on the condition that you accept and agree that (i) the competent courts at Amsterdam, the Netherlands have exclusive jurisdiction to settle any issues of interpretation or liability arising out of or in connection with this opinion letter, (ii) all matters related to the legal relationship between yourself and NautaDutilh, including the above submission to jurisdiction, are governed by Netherlands law and (iii) no person other than NautaDutilh may be held liable in connection with this opinion letter.

In this opinion letter, legal concepts are expressed in English terms. The Netherlands legal concepts concerned may not be identical in meaning to the concepts described by the English terms as they exist under the law of other jurisdictions. In the event of a conflict or inconsistency, the relevant expression shall be deemed to refer only to the Netherlands legal concepts described by the English terms.

For the purposes of this opinion letter, we have assumed that:

a.                                      each copy of a document conforms to the original, each original is authentic, and each signature is the genuine signature of the individual purported to have placed that signature;

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b.                                      no defects attach to the incorporation of the Netherlands Companies (aan hun totstandkoming geen gebreken kleven);

c.                                       (i) no regulations (reglementen) have been adopted by any corporate body of any Netherlands Company, other than the Board Regulations, and (ii) the Articles of Association of each Netherlands Company are its articles of association currently in force. Item (i) of this assumption is supported by the confirmation in this respect as included in the Resolutions, and the Extracts support item (ii) of this assumption;

d.                                      none of the Netherlands Companies has (i) been dissolved (ontbonden),(ii) ceased to exist pursuant to a merger (fusie) or a division (splitsing),(iii) been converted (omgezet) into another legal form, either national or foreign, (iv) had its assets placed under administration (onder bewind gesteld), (v) been declared bankrupt (failliet verklaard), granted a suspension of payments (surseance van betaling verleend) or subjected to emergency regulations (noodregeling) on the basis of Article 3:160 NFSA, (vi) been subjected to the appointment of an administrator (curator) in respect of any of its bodies or representatives on the basis of Article 1:76 NFSA, or (vii) been made subject to similar proceedings in any jurisdiction or otherwise been limited in its power to dispose of its assets. The Extracts and our inquiries of today with the Insolvency Registers support the items (i) through (v) of this assumption. However, this information does not constitute conclusive evidence that the events set out in items (i) through (v) have not occurred;

e.                                       the resolutions recorded in the Resolutions are in full force and effect, and the factual statements made and the confirmations given in the Resolutions are complete and correct;

f.                                        no works council (ondernemingsraad) has been established or is in the process of being established with respect to the business of the Netherlands Companies. This assumption is supported by the confirmation in this respect as included in the Resolutions of the managing board of the Netherlands Companies;

g.                                       the Amendment Agreement has been signed on behalf of each

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Netherlands Company by one of its Attorneys(1);

h.                                      none of the management board members (bestuurders) have a direct or indirect personal interest which conflicts with the interest of the Netherlands Companies and in entering into the Credit Agreement. This assumption is supported by the confirmation in this respect as included in the Resolutions;

i.                                          each Power of Attorney (i) is in full force and effect, and (ii) under any applicable law other than Netherlands law, validly authorises the person or persons purported to be granted power of attorney, to represent and bind the relevant Netherlands Company vis-à-vis the other parties to the Amendment Agreement with regard to the transactions contemplated by and for the purposes stated in the Amendment Agreement; and

j.                                         under any applicable law (other than, in relation to the Netherlands Companies, Netherlands law) (i) the Credit Agreement constitutes the legal, valid and binding obligations of the persons expressed to be a party thereto, enforceable against them in accordance with their terms and (ii) the choice of law clause and the jurisdiction clause contained in the Credit Agreement constitute a legal, valid and binding choice of law and submission to jurisdiction.

Based upon and subject to the foregoing and subject to the qualifications set forth in this opinion letter and to any matters, documents or events not disclosed to us, we express the following opinions:

Corporate Status

1.                                      The Netherlands Companies have been duly incorporated and are validly existing.

Corporate Power

2.                                      The Netherlands Companies have the corporate power to enter into the Credit Agreement and to perform their obligations thereunder. The Netherlands Companies do not violate any provision of their Articles of Association by entering into the Credit Agreement or performing their obligations thereunder.

(1)  This assumption can be deleted if the signature page of the Amendment Agreement clearly states who will sign the Amendment Agreement.

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Corporate Action

3.                                      The Netherlands Companies have taken all corporate action required by their Articles of Association and Netherlands law in connection with entering into the Credit Agreement and the performance of their obligations thereunder.

Valid Signing

4.                                      The Amendment Agreement has been validly signed on behalf of the Netherlands Companies.

Choice of Law

5.                                      The Netherlands courts will recognise and give effect to the choice of the laws of the State of New York to govern the contractual obligations of the Netherlands Companies under the Credit Agreement.

No Violation of Law

6.                                      The entering into of the Credit Agreement by the Netherlands Companies does not in itself result in a violation of Netherlands law that would affect the enforceability of the Credit Agreement against them in the Netherlands.

No Authorisations, Consents or Approvals

7.                                      No authorisation, consent, approval, licence or order from or notice to or filing with any regulatory or other authority or governmental body of the Netherlands is required by the Netherlands Companies in connection with their entering into the Credit Agreement or the performance of their contractual obligations thereunder, which, if not obtained or made, would affect the enforceability of the Credit Agreement against them in the Netherlands.

Jurisdiction

8.                                      The submission by the Netherlands Companies in the Credit Agreement to the jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, will be recognised and given effect to by the Netherlands courts.

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Enforcement of U.S. judgments

9.                                      There is no enforcement treaty between the Netherlands and the United States. Consequently, a judgment of a U.S. court cannot be enforced in the Netherlands. In order to obtain a judgment in respect of the Credit Agreement that can be enforced in the Netherlands against the Netherlands Companies, the dispute will have to be re-litigated before the competent Netherlands court. This court will have discretion to attach such weight to the judgment of a U.S. court as it deems appropriate. Given the submission by the Netherlands Companies to the jurisdiction of certain U.S. courts, the Netherlands courts can be expected to give conclusive effect to a final and enforceable judgment of such court in respect of the contractual obligations under the Credit Agreement without re- examination or re-litigation of the substantive matters adjudicated upon. This would require (i) proper service of process to have been given, (ii) the proceedings before such court to have complied with principles of proper procedure (behoorlijke rechtspleging), and (iii) such judgment not being contrary to the public policy of the Netherlands.

No Immunity

10.                               The Netherlands Companies cannot claim immunity from the enforcement of judgments of the competent Netherlands courts.

The opinions expressed above are subject to the following qualifications:

A.                                    As Netherlands lawyers we are not qualified or able to assess the true meaning and purport of the terms of the Credit Agreement under the applicable law and the obligations of the parties to the Credit Agreement and we have made no investigation of that meaning and purport. Our review of the Loan Documents and of any other documents subject or expressed to be subject to any law other than Netherlands law has therefore been limited to the terms of these documents as they appear to us on their face.

B.                                    The information contained in the Extracts does not constitute conclusive evidence of the facts reflected in it.

C.                                    Pursuant to Article 2:7 NCC, any transaction entered into by a legal entity may be nullified by the legal entity itself or its liquidator in bankruptcy proceedings (curator) if the objects of that entity were transgressed by the transaction and the other party to the transaction knew or should have known this without independent investigation (wist

6

of zondereigen onderzoek moest weten). The Netherlands Supreme Court (Hoge Raad der Nederlanden) has ruled that in determining whether the objects of a legal entity are transgressed, not only the description of the objects in that legal entity’s articles of association (statuten) is decisive, but all (relevant) circumstances must be taken into account, in particular whether the interests of the legal entity were served by the transaction. Based on the objects clause contained in the Articles of Association, we have no reason to believe that by entering into the Credit Agreement any Netherlands Companies would transgress the description of the objects contained in their Articles of Association. However, we cannot assess whether there are other relevant circumstances that must be taken into account, in particular whether the interests of the Netherlands Companies are served by entering into the Credit Agreement since this is a matter of fact.

D.                                    Pursuant to Article 2:98c NCC, a naamloze vennootschap may grant loans (leningen verstrekken) only in accordance with the restrictions set out in Article 2:98c NCC, and may not provide security (zekerheid ste len), give a price guarantee (koersgarantie geven) or otherwise bind itself, whether jointly and severally or otherwise with or for third parties (zich op andere wijze sterk maken of zich hoofdelijk of anderszins naast of voor anderen verbinden) with a view to (met het oog op) the subscription or acquisition by third parties of shares in its share capital or depository receipts. This prohibition also applies to its subsidiaries (dochtervennootschappen). It is generally assumed that a transaction entered into in violation of Article 2:98c NCC is null and void (nietig).

E.                                     Despite any generally recognised choice of law clause contained in the Credit Agreement a court in the Netherlands may (a) apply overriding mandatory provisions of (i) the Netherlands and (ii) the law of the country where the obligations arising out of the Credit Agreement have to be or have been performed, in so far as those overriding mandatory provisions render the performance of the Credit Agreement unlawful, (b) may refuse application of a provision of the chosen law if application thereof is manifestly incompatible with the public policy (“ordre public”) of the Netherlands or the European Union and (c) may, in relation to the manner of performance of an Credit Agreement and the steps to be taken in the event of defective performance, have regard to the law of the country where performance of the Credit Agreement takes place.

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F.                                      The opinions expressed in this opinion letter may be limited or affected by:

a.                                      any applicable bankruptcy, insolvency, reorganisation, moratorium or other similar laws or procedures now or hereinafter in effect, relating to or affecting the enforcement or protection of creditors’ rights generally;

b.                                      the provisions of fraudulent preference and fraudulent conveyance (Actio Pauliana) and similar rights available in other jurisdictions to liquidators in bankruptcy proceedings or creditors;

c.                                       claims based on tort (onrechtmatige daad); and

d.                                      sanctions and measures implemented or effective in the Netherlands under the Sanctions Act 1977 (Sanctiewet 1977) or European Union regulations.

G.                                    Netherlands courts may, notwithstanding any provision to the contrary in the Credit Agreement, assume jurisdiction:

a.                                      if a plaintiff seeks provisional measures in preliminary relief proceedings (kort geding) as provided for in Article 254 NCCP et seq.;

b.                                      if a plaintiff files a request for the levy of a pre-judgment attachment (conservatoir beslag) as provided for in Article 700 NCCP et seq.;

c.                                       in proceedings concerning matters as to which Netherlands courts have exclusive jurisdiction based on the Enforcement Regulation;

d.                                      if a plaintiff files a request for a preliminary examination of witnesses (voorlopig getuigenverhoor), a preliminary expert opinion (voorlopig deskundigenbericht) or a preliminary site visit and viewing (voorlopige plaatsopneming en bezichting); and

e.                                       in proceedings concerning legal matters as to which the competent court cannot be freely determined by the parties (within the meaning of Article 8, paragraph 2, NCCP).

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H.                                   Furthermore, there is currently some debate whether a one sided jurisdiction clause (i.e. a jurisdiction clause that is exclusive for one party only whereas the other has the right to bring action in different jurisdiction), is valid. There is no decisive case law on this matter.

Sincerely yours,

NautaDutilh N.V.

9

EXHIBIT A
LIST OF DEFINITIONS

“Amendment Agreement”

a pdf copy of the First Amendment to a Term Loan Credit Agreement, dated as of [   ], 2014, between, inter alios, Temescal Aircraft Inc., as borrower, International Lease Finance Corporation, Park Topanga Aircraft Inc. as parent holdco, AerCap U.S. Global Aviation LLC, AerCap Holdings N.V., AerCap Aviation Solutions B.V., AerCap Ireland Limited, and AerCap Ireland Capital Limited as Acceding Obligors and Citibank, N.A., as Collateral Agent and Administrative Agent

“Articles of Association”	the articles of association of the Netherlands Companies as currently in force according to the Extracts

“Attorney”	each person appointed as attorney by each Netherlands Company pursuant to the Powers of Attorney

“Board Regulations”	the board regulations (bestuursreglement) of the managing board of AerCap Holdings N.V., dated 2 May 2013

“Commercial Register”	The Netherlands Chamber of Commerce Commercial Register

“Credit Agreement”	the Original Credit Agreement as amended by the Amendment Agreement

“Corporate Documents”	the documents listed in Exhibit B

“Deed of Incorporation”	a. in relation to AerCapHoldings N.V., its deed of incorporation (akte van oprichting), dated 10 July 2006; and

	b.	in relation to AerCap Aviation Solutions B.V., its deed of incorporation (akte van oprichting), dated 10 April 2012.

“Enforcement Regulation”	the Council Regulation (EC) No 44/2001of 22 December 2000 on Jurisdiction and Enforcement of Judgments in Civil and Commercial Matters

“Exhibit”	an exhibit to this opinion letter

“Extracts”	the extracts from the Commercial Register relating to the Netherlands Companies, dated the date of this opinion letter

“Insolvency Registers”	i.

the online central insolvency register (Centraal Insolventie Register) and the online EU Insolvency Register (Centraal Insolventie Register-EU Registraties) held by the Council for the Administration of Justice (Raad voor de Rechtspraak); and

	ii.	the Amsterdam court (location Amsterdam) bankruptcy clerk’s office

“Loan Documents”	the Original Credit Agreement and the Amendment Agreement

“NautaDutilh”	NautaDutilh N.V.

“NCC”	the Netherlands Civil Code (Burgerlijk Weboek)

“NCCP”	the Netherlands Code of Civil Procedure (Wetboek van Burgerlijke Rechtsvordering)

“the Netherlands”	the European territory of the Kingdom of the Netherlands

“Netherlands Companies”	AerCap Holdings N.V. and AerCap Aviation Solutions B.V.”NFSA” the Netherlands Financial Supervision Act (Wet op het

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financieel toezicht)

“Original Credit Agreement”

the Term Loan Credit Agreement dated as of March 30, 2011 among, inter alios, Temescal Aircraft Inc., as borrower, International Lease Finance Corporation, Park Topanga Aircraft Inc. Charmlee Aircraft Inc. and Ballysky Aircraft Ireland Ltd as obligors, the Lenders defined therein as lenders, Citibank, N.A., as Collateral Agent and Administrative Agent and Credit Suisse Securities (USA) LLC as Joint Lead Structuring Agents and Joint Lead Placement Agents

“Power of Attorney”	the powers of attorney as contained in the Resolutions, granted by the Netherlands Companies in respect of the entering into the transactions contemplated by the Credit Agreement

“Resolutions”	in relation to each of the Netherlands Companies, the documents containing the resolutions of its managing board (bestuur), dated [...]

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EXHIBIT B
LIST OF CORPORATE DOCUMENTS

1.                          pdf copies of the Deeds of Incorporation;

2.                          pdf copies of the Articles of Association;

3.                          the Extracts; and

4.                          pdf copies of the Resolutions.

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EXHIBIT F

FORM OF OPINION OF MCCANN FITZGERALD

EXHIBIT F

Indicative Draft Only.   Subject to Final Documents, Completion and Opinions Committee Approval.

                           2014

AKC\10810619.1

To the addressees set out in Schedule 1
(collectively, the “Addressees”)

Private and Confidential

Dear Sirs

We have acted as special Irish counsel to Ballysky Aircraft Ireland Limited, AerCap Ireland Capital Limited and AerCap Ireland Limited (each a “Company” and together, the “Companies”) in connection with the provision of this opinion letter to you in relation to certain Irish law matters set out in this Opinion on the Document as defined below.

1.                                   Documents examined, interpretation

1.1                            For the purposes of this opinion letter,  we have examined copies of the following documents:

(a)                              First Amendment To Term Loan Credit Agreement dated as of [ • ] 2014 between Temescal Aircraft Inc. (“Borrower”), International Lease Finance Corporation (“ILFC”), Park Topanga Aircraft Inc. (“Parent Holdco”), Charmlee Aircraft Inc. (“CA Subsidiary Holdco”), Ballysky Aircraft Ireland Limited (“Irish Subsidiary Holdco”), AerCap Global Aviation Trust, AerCap U.S. Global Aviation LLC, AerCap Holdings N.V., AerCap Aviation Solutions B.V., AerCap Ireland Limited, AerCap Ireland Capital Limited, Citibank N.A. as Collateral Agent, Administrative Agent (the “Document”) to the Term Loan Credit Agreement, dated as of March 30, 2011, between Borrower, ILFC, Parent Holdco, CA Subsidiary Holdco, Irish Subsidiary Holdco, the Lenders party thereto and Citibank, N.A. (“Citibank”), as Collateral and Administrative Agent; and

(b)                              the following additional documents (the “Additional Documents”):

(i)                                  a Certificate of a director of each Company dated [ • ] 2014, a Certificate of a director of AerCap International (Isle of Man) Limited dated [ • ] 2014 and a certificate of a director of Temescal Aircraft Inc., dated [ • ] 2014 (the “Certificates”), a copy of each of which is attached to this opinion letter at Appendix 1; and

(ii)                               the results of searches made by independent law searchers on our behalf at the Companies Registration Office, Dublin, the Petitions Section and Judgments Office of the Central Office of the Irish High Court on [ • ] 2014 against the Companies (together the “Searches”), we have assumed that no circumstances or events have occurred between the dates on which the Certificates and Searches were given or made (none having being brought to our attention) which would cause us to cease to rely on the Certificates and Searches.

1.2                            Scope of opinion

This opinion letter speaks only as of its date and is limited to the matters stated herein and does not extend, and is not to be read as extending by implication, to any other matters.

In particular:

(i)                                  save as expressly stated herein, we express no opinion on the effect, validity, or enforceability of or the creation or effectiveness of any document;

(ii)                               we express no opinion on the contractual terms of any document other than by reference to the legal character thereof under the laws of Ireland;

(iii)                            we express no opinion as to the existence or validity of, or the title of any person to, any of the assets which are, or purport to be sold, transferred, exchanged, assigned or otherwise dealt with under the Document or as to whether any assets are marketable and/or are capable of being so dealt with free of any equities or of any security rights or interests which may have been created in favour of any other person;

(iv)                           we have made no investigation of, and express no opinion on, the laws, or the effect on the Document and the transactions contemplated thereby of the laws, of any country or jurisdiction other than Ireland, and this opinion is strictly limited to the laws of Ireland as in force on the date hereof and as currently applied by the courts (excluding any foreign law to which reference may be made under the rules of Irish private international law). We have assumed without investigation that, insofar as the laws of any jurisdiction other than Ireland are relevant, such laws do not prohibit and are not inconsistent with any of the obligations or rights expressed in the Document or the transactions contemplated by the Document;

(v)                              we express no views or opinions on matters relating to tax (other than Irish stamp duty as expressly referred to paragraph 4.16);

(vi)                           we express no views or opinions as to matters of fact;

(vii)                        we express no opinion on the characterisation of any security interest or issues of priority of interests; and

(viii)                     we have not for the purpose of this opinion letter examined any other drafts and/or copies of any contract, instrument or document entered into by or affecting the Companies or any other persons, or any corporate records of the Companies or any other person, except the Document and the Additional Documents; and (except as expressly set out herein) we have not made any other enquiries or searches concerning the Companies or any other person for the purposes of this opinion letter.

1.3                            This opinion letter is governed by, and is to be construed in accordance with the laws of Ireland as at the date hereof. Except as otherwise expressly stated herein, the opinions expressed herein are given on the basis of and subject to the foregoing and the matters set out in part 2 (Assumptions) and part 3 (Reservations and Qualifications).

1.4                            By giving this opinion letter we assume no obligation to inform any Addressee of any future change in law (including any change in interpretation of law) or to update this opinion letter at any time in the future.

1.5                            This opinion letter is solely for your benefit and solely for the purpose of the Document and may be relied upon only by the addressee of this opinion letter and may not be disclosed without our prior written consent.

1.6                            In this opinion letter:

“Minutes” means the minutes of a meeting of the board of directors of each Company held on [ • ] 2014, a copy of each of which is attached to each Certificate;

“Statutory Declaration” means the statutory declarations of a majority of the directors of each of (i) Ballysky Aircraft Ireland Limited dated [ • ] 2014, (ii) AerCap Ireland Limited dated [ • ] 2014, and (iii) and AerCap Ireland Capital Limited dated [ • ] 2014, a copy of each of which is attached to each Certificate; and

“Special Resolution” means the special resolution of the sole member of each Company dated [ • ] 2014 approving the giving of the financial assistance referred to in the Statutory Declaration of each Company, a copy of each of which is attached to each Certificate.

2.                  Assumptions

In considering the Document and in rendering this opinion letter, we have without further enquiry, assumed that as of the date hereof:

Authenticity and Completeness of Documents

(a)                              the authenticity and completeness of all documents submitted to us as originals; the completeness and conformity to the originals of all copy (including facsimile or pdf copy) documents, certificates, letters, resolutions, powers of attorney, documents, permissions, minutes, authorisations and all other copy documents of any kind furnished to us; and the authenticity and completeness of the originals of any such copies (including facsimile or pdf copies) examined by us;

(b)                              the genuineness of all signatures and seals on documents originals or copies of which have been examined by us; that the Document has been duly and unconditionally delivered by all parties thereto (other than the Companies) on the respective dates therein stated; and that all escrow or similar arrangements, agreements or understandings in connection with the Document and all conditions required to be met before the Document and/or any obligation thereunder is or is deemed to be or have been delivered and/or made effective, have been met and satisfied;

(c)                               that the copies produced to us (including copies annexed to the Certificates) of minutes of meetings and/or of resolutions are true copies and correctly record the proceedings at such meetings and/or the subject matter which they purport to record; that any meetings referred to therein were duly convened and held, that those present at any such meetings acted bona-fide throughout, that all resolutions set out in such copies were duly passed and that no further resolutions have been passed, or corporate or other action taken, which would or might alter the effectiveness thereof and in this regard we refer to the Certificates;

(d)                              that where a document has been examined in draft or specimen form it has been executed in the form of that draft or specimen as examined by us;

(e)                               the completeness and accuracy as of the date hereof of:

(i)                                  all statements in, and attachments to, the Certificates;

(ii)                               representations contained in the Document as to matters of fact,  and matters of law other than Irish law; and

(iii)                            the results of the Searches; and that further searches would not reveal any circumstances which would affect this opinion letter;

The Document and related documentation

(f)                                that the directors of each Company in authorising the entry into and the execution and the performance of, the Document to which it is a party have exercised their powers in good faith in the interests of such Company, its shareholders, creditors and employees, and have used due skill, care and diligence in considering and approving the matters before them;

(g)                               that the Document has been entered into by the parties thereto for bona fide commercial purposes, on an arm’s-length basis having regard to the relationship of the parties and for their respective corporate benefit;

(h)                              an absence of fraud, bad faith, undue influence, coercion, mistake or duress on the part of any party to the Document or their respective employees, agents, directors or advisers;

(i)                                  that the warranties and representations set out in the Document (other than warranties and representations as to matters of Irish law upon which we have opined in this opinion letter), are true and accurate at the date at which they are expressed to be made;

(j)                                 that there are no agreements or arrangements in existence or contemplated between the parties (or any of them) to the Document which have not been disclosed to us and which in any material way amend, add to or vary the terms or conditions of the Document, or the respective rights and interests of the parties thereto, or create any rights over any property the subject matter of the Document; that there are no contractual or similar restrictions binding on the parties which would affect the conclusions in this Opinion;

Solvency

(k)                              that each Company is not and will not be as a result of the transactions contemplated by the Document, insolvent or unable to pay its debts, or deemed to be so under any applicable statutory provision or law, as at (i) the date of execution of the Document to which it is party, (ii) the effective date of the Document to which it is party or (iii) the date of this Opinion;

All Parties

(l)                                  the due performance of the Document by all parties (other than the Companies with respect to the matters that are the subject of this Opinion) thereto;

(m)                          that each of the parties to the Document, other than the Companies:

(i)                                  has been duly incorporated and is validly existing and has all necessary capacity and power, and has obtained all necessary consents, licences and approvals (governmental, regulatory, legal or otherwise) to enter into the Document and to perform its obligations thereunder; and

(ii)                               has validly authorised entry into, and has duly executed, the Document to which it is party;

(n)                              that as a matter of all relevant laws (including in particular in relation to the Document the law expressed therein to be the governing law) other than the laws of Ireland:

(i)                                  all obligations under the Document are valid, legally binding upon, and enforceable in accordance with their terms against, the respective parties thereto; that the choice of governing law under the Document is valid; and, insofar as is relevant to any matter opined on herein, that words and phrases used therein have the same meaning and effect as they would if such documents were governed by Irish law; and

(ii)                               all consents, approvals, notices, filings, recordations, publications, registrations and other steps necessary in order to permit the execution, delivery or performance of the Document or to perfect, protect or preserve any of the interests created by the Document, have been obtained, made or done or will be obtained, made or done within any relevant permitted period(s);

(o)                              that, other than as disclosed in the Certificates and the Searches, none of the parties to the Document and/or any document referred to therein has taken any corporate or other action nor have any steps been taken or legal proceedings been started against any of such parties for the liquidation, winding-up, dissolution, striking-off, examination, reorganisation, or administration of, or for the appointment of a liquidator, receiver, trustee, examiner, administrator, administrative receiver or similar officer to, any of such parties or all or any of its assets and that none of such parties is or was at the date of execution or the effective date of any of such documents or will as a result of the transactions contemplated by such documents become insolvent, unable to pay its debts, or deemed unable to pay its debts under any relevant statutory provision, regulation or law, or has been dissolved; and that no event similar or analogous to any of the foregoing has occurred or will occur as a result of the transactions contemplated by such documents in relation to any of them under the laws of any jurisdiction applicable to any of such parties;

Financial Transfer Restriction

(p)                              that the transactions and other matters contemplated by the Document are not and will not be affected by:

(i)                                  any financial restrictions or asset freezing measures arising from orders made by the Minister for Finance under the Financial Transfers Act 1992, the Criminal Justice (Terrorist Offences) Act 2005 or the European Communities Act 1972 to 2009 or European Communities Regulations having direct effect in Ireland. Regulations and orders which have been made under the aforementioned Acts, and which are in effect at the date of this opinion, impose restrictions on financial transfers involving residents of certain countries and certain named individuals and certain entities arising from the implementation in Ireland of United Nations and EU sanctions; or

(ii)                               any directions or orders made under the Criminal Justice (Money Laundering and Terrorist Financing) Act 2010. That Act transposes into Irish law the European Union Directive 2005/60/EC of the European Parliament and the Council of 26 October 2005;

Group Companies

(r)                                 that AerCap Holdings N.V. (“AerCap”) is the ultimate holding company (within the meaning of Section 155 of the Companies Act, 1963) of each of AerCap Ireland Limited and AerCap Ireland Capital Limited (and will, at the effective date of the Document, be the ultimate holding company of each Obligor (as defined in the Document)) and accordingly AerCap Ireland Limited, AerCap Ireland Capital Limited and AerCap are members of the same group of companies consisting of a holding company and its subsidiaries for the purposes of the Companies Acts 1963to 2013 (and AerCap and each Obligor (as defined in the Document) will on the effective date of the Document be members of the same group of companies consisting of a holding company and its subsidiaries for the purposes of the Companies Acts 1963 to 2013);

Insurance Legislation

(s)                                in considering the application of the Insurance Acts, 1909 to 2009, regulations made thereunder and regulations relating to insurance under the European Communities Act, 1972, that each of AerCap Ireland Limited and AerCap Ireland Capital Limited

is a subsidiary of AerCap (and that each Obligor (as defined in the Document) will at the effective date of the Document be a subsidiary of AerCap); and

(t)                                 AerCap Ireland Limited and AerCap Ireland Capital Limited have not received and will not receive any remuneration in connection with any guarantee indemnity or similar payment obligation given by AerCap Ireland Limited or AerCap Ireland Capital Limited under the terms of the Document.

Financial Assistance

(u)                              that no person who has been appointed or acts in any way, whether directly or indirectly, as a director or secretary of, who has been concerned in or taken part in the promotion of, any Company has been the subject of a declaration under Section 150 (Restriction) or Section 160 (Disqualification of certain persons from acting as directors or auditors of or managing companies) of the Companies Act 1990;

(v)                              a copy of each Statutory Declaration will be delivered to the Registrar of Companies within 21 days of the date on which the financial assistance referred to therein was given which we undertake to attend to within the statutorily prescribed period;

(w)                            that the opinions and matters respectively sworn in each Statutory Declaration were when sworn and given, and now remain, true and accurate and complete and are not misleading or incorrect in any respect;

(x)                              in relation to each Company:

(i)                                  that the directors whose identities and signatures appear on each Statutory Declaration were a majority of the directors of such Company when the Statutory Declarations were made;

(ii)                               that the Statutory Declarations were sworn, at the meetings of the board of directors referred to in the Minutes, before a solicitor who holds a practising certificate (which is in force) for the practice year ending 31 December 2014 issued by the Law Society of Ireland (in this regard we refer you to the practising certificate attached hereto at Annex 2);

(iii)                            that, as at the time when the Special Resolution of AerCap Ireland Limited was passed, AerCap International (Isle of Man) Limited was the sole member of AerCap Ireland Limited and that there was no other person who was entitled to attend and vote at any general meeting of AerCap Ireland Limited;

(iv)                           that, as at the time when the Special Resolution of AerCap Ireland Capital Limited was passed, AerCap Ireland Limited was the sole member of AerCap Ireland Capital Limited and that there was no other person who was entitled to attend and vote at any general meeting of AerCap Ireland Capital Limited;

(v)                              that, as at the time when the Special Resolution of Ballysky Aircraft Ireland Limited was passed, Temescal Aircraft Inc., was the sole member of Ballysky Aircraft Ireland Limited and that there was no other person who was entitled to attend and vote at any general meeting of Ballysky Aircraft Ireland Limited;

(vi)                           that the person who signed the Special Resolution of Ballysky Aircraft Ireland

Limited on behalf of Temescal Aircraft Inc., (as sole member of Ballysky Aircraft Ireland Limited) was a duly authorised representative of Temescal Aircraft Inc.;

(vii)                        that the person who signed the Special Resolution of AerCap Ireland Limited on behalf of AerCap International (Isle of Man) Limited (as sole member of AerCap Ireland Limited) was a duly authorised representative of AerCap International (Isle of Man) Limited;

(viii)                     that a copy of the signed and sworn Statutory Declaration of a majority of the directors of AerCap Ireland Limited was attached to the Special Resolution of AerCap Ireland Limited prior to its execution on behalf of AerCap International (Isle of Man) Limited (as sole member of AerCap Ireland Limited);

(ix)                           that a copy of the signed and sworn Statutory Declaration of a majority of the directors of AerCap Ireland Capital Limited was attached to the Special Resolution of AerCap Ireland Capital Limited prior to its execution on behalf of AerCap Ireland Limited (as sole member of AerCap Ireland Capital Limited);

(x)                              that a copy of the signed and sworn Statutory Declaration of a majority of the directors of Ballysky Aircraft Ireland Limited was attached to the Special Resolution of Ballysky Aircraft Ireland Limited prior to its execution on behalf of Temescal Aircraft Inc., (as sole member of Ballysky Aircraft Ireland Limited); and

(xi)                           there are no other facts and there is no other information in relation to the giving of financial assistance by the Companies of which we do not have actual knowledge (being the actual knowledge of Hilary Marren and Andrew O’Callaghan, the lawyers in this firm who have acted on behalf of the Companies).

3.                                   Reservations and qualifications

3.1                            The opinions expressed in this opinion letter are subject to the following reservations and qualifications:

Documents

(a)                              Provisions in the Document imposing additional obligations in the event of breach or default, or of payment or repayment being made other than on an agreed date, may be unenforceable to the extent that they are subsequently adjudicated to be penal in nature, but, the fact that any payment is held to be penal in nature would not, of itself, prejudice the legality or validity of any other provision contained in the Document which does not provide for the making of such payment.

(b)                              Provisions in the Document that calculations or certifications or acknowledgements are to be conclusive and binding will not necessarily prevent judicial enquiry by the Irish courts into the merits of any claim by a party claiming to be aggrieved by such calculations, certifications or acknowledgements; nor do such provisions exclude the possibility of such calculations, certifications or acknowledgements being amended by order of the Irish courts.

(c)                               To the extent that the Document vests a discretion in any party, or provides for any party determining any matter in its opinion, the exercise of such discretion and the manner in which such opinion is formed and the grounds on which it is based may be the subject of a judicial enquiry and review by the Irish courts.

(d)                              The effectiveness of terms in the Document exculpating a party from a liability or a legal duty otherwise owed are limited by law.

(e)                               Provisions of the Document providing for severance of provisions due to illegality, invalidity or unenforceability thereof may not be effective, depending on the nature of the illegality, invalidity or unenforceability in question.

Enforceability/Binding Nature of Obligations

(f)                                The description of obligations as “enforceable” or “binding” refers to the legal character of the obligations in question. It implies no more than that they are of a character which Irish law recognises and enforces. It does not mean that the Document will be binding or enforced in all circumstances or that any particular remedy will be available. Equitable remedies, such as specific performance and injunctive relief, are in the discretion of the Irish courts and may not be available to persons seeking to enforce provisions in the Document. More generally, in any proceedings to enforce the provisions of the Document, the Irish courts may require that the party seeking enforcement acts with reasonableness and good faith. Enforcement of the Document may also be limited as a result of (i) the provisions of Irish law applicable to contracts held to have become frustrated by events happening after their execution and (ii) any breach of the terms of the Document by the party seeking to enforce the same.

(g)                               Any person who is not a party to the Document may not be able to enforce any provision thereof which is expressed to be for the benefit of that person.

(h)                              The obligations of each Company under the Document are subject to all insolvency, bankruptcy, liquidation, reorganisation, moratorium, examinership, trust schemes, preferential creditors, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally.

(i)                                  Where an obligation is to be performed outside Ireland under the Document, it may not be enforceable in Ireland to the extent that performance would be illegal or contrary to public policy under the laws of that jurisdiction.

(j)                                 Any judgment of the Irish courts for moneys due under the Document may be expressed in a currency other than euro but the order may issue out of the Central Office of the High Court expressed in euro by reference to the official rate of exchange prevailing on or very shortly before the date of application for judgement. In addition, in a winding-up in Ireland of an Irish incorporated company, all foreign currency claims must be converted into euro for the purposes of proof. The rate of exchange to be used to convert foreign currency debts into euro for the purposes of proof in a winding-up is the spot rate as of, in the case of a compulsory winding-up either the date of commencement of the winding-up (presentation of the petition for winding-up or earlier resolution for winding-up) or of the winding-up order and in the case of a voluntary winding-up on the date of the relevant winding-up resolution.

(k)                              An Irish court may refuse to give effect to a purported contractual obligation to pay costs arising from unsuccessful litigation brought against that party and may not award by way of costs all of the expenditure incurred by a successful litigator in proceedings before that court.

(l)                                  Claims against a Company be or become the subject of set-off or counterclaim and any waiver of those or other defences available to such Company may not be enforceable in all circumstances.

(m)                          Currency indemnities contained in the Document may not be enforceable in all circumstances.

Statutes of Limitation

(n)                              Claims against a Company may become barred under relevant statutes of limitation if not pursued within the time limited by such statutes.

Searches

(o)                              The failure of the Searches to reveal evidence that a Company has passed a voluntary winding-up resolution, that a petition has been presented or order made by a court for the winding-up of, or appointment of an examiner to a Company or a receiver or similar officer has been appointed in relation to any of its assets or revenues is not conclusive proof that no such event has occurred, in particular:

(i)                                  the Searches may not have revealed whether a petition for winding-up or the appointment or any examiner had been presented;

(ii)                               notice of a resolution passed, a winding-up order made or the appointment of a receiver or examiner may not have been filed at the Irish Companies Office immediately;

(iii)                            it has been assumed that the information disclosed by the Searches was accurate and that no information had been delivered for registration that was not on the file at the time the Searches were made; and

(iv)                           the position may have changed since the time the Searches were made.

Power of Court to Stay Actions

(p)                                     The Irish courts have power to stay an action where it is shown that there is some other forum, having competent jurisdiction, which is more appropriate for the trial of the action, in which the case can be tried more suitably for the interests of all the parties and the ends of justice, and where staying the action is not inconsistent with Council Regulation (EC) No. 44/2001 of 22 December 2000 on Jurisdiction and the Recognition and Enforcement of Judgments in Civil Commercial Matters, Council Regulation (EC) No.805/2004 of 21 April 2004 on creating a European Enforcement Order for uncontested claims, as amended, or Council Regulation (EC) No.1896/2006 of 12 December 2006 creating a European Enforcement Order for payment procedure, as amended (as applicable).

4.                                Opinion

Other than as described in Section 1 above, under the assumptions set out at Section 2 above and the reservations set out in Section 3 above and to any matters or documents not disclosed to us, we are of the opinion as follows:

4.1                         Due Incorporation

Each Company is duly incorporated and validly existing under the laws of Ireland as a private limited company and the Searches revealed no order, resolution or petition for the winding-up of or for the appointment of an examiner over any Company and no notice of appointment of a liquidator, receiver or examiner in respect of any Company.

4.2                         Corporate Capacity

Each Company has the necessary legal capacity and authority to enter into, deliver and perform the Document.

4.3                         Corporate Authorisation

All necessary corporate action has been taken by each Company to authorise the entry into, execution and performance of the Document.

4.4                         Due Execution

The Document has been duly executed by each Company.

4.5                         Official Authorisations; No conflict with laws or constitutional documents

No consent, licence, approval or authorisation of any Irish governmental or regulatory authority is required on the part of any Company for the effectiveness or validity of the Document or the performance by each Company of its obligations thereunder.

Execution and performance by each Company of the Document will not (i) contravene any existing Irish law or regulation of general application to which any Company is subject or (ii) contravene or conflict with any provision of any Company’s Memorandum and Articles of Association.

4.6                         Registration and Filings

Save for the filings set out in 2(v) above, no filing, registration or recording of the Document is necessary under the laws of Ireland as a condition of the legality, validity, admissibility in evidence or enforceability of the Document against a Company.

4.7                            Validity and enforceability

The Document constitutes the legal, valid, binding and enforceable obligations of each Company.

4.8                         No Immunity

Each Company is generally subject to suit under the laws of Ireland and no Company nor any of such Company’s assets enjoys any general right of immunity from judicial proceedings or attachment of its assets pursuant to judicial proceedings.

4.9                         Ranking Of Obligations

Each Company’s obligations under the Document constitute direct, general and unconditional obligations of it and will rank in right of payment at least pari passu with all of its respective unsecured and unsubordinated debt, except for such obligations as may be mandatory preferences under the law of Ireland.

4.10                  Governing Law

Council Regulation (EC) No 593/2008 of 17 June 2008 on the law applicable to contractual obligations, as amended by Corrigendum to Regulation (EC) No 593/2008 of the European Parliament and of the Council of 17 June 2008 on the law applicable to contractual obligations (Rome I), (“Rome I”) has force of law in Ireland. The incorporation of the incorporation of the laws of the State of New York as the governing law of the Document is, in respect of contractual obligations which are within the scope of Rome I, valid in accordance with Article 3(1) of Rome I and accordingly, subject to and in accordance with Rome I, the laws so chosen will upon proof of the relevant provisions of the laws of the State of New York be applied by the Irish courts if any claim to enforce such contractual obligations against a Company under the Document comes under their jurisdiction.

4.11                  Recognition of Foreign Judgments

Any judgment in personam obtained in the courts of the State of New York against a Company would be recognised and enforced in Ireland in summary proceedings without retrial or examination of the merits of the case, provided that:

(a)                                     the judgment has not been obtained or alleged to have been obtained by fraud or trick; the decision of the court in such state and the enforcement thereof was not and would not be contrary to natural or constitutional justice under the laws of Ireland;

(b)                                     the enforcement of the judgment would not be contrary to public policy as understood by the Irish courts or constitute the enforcement of a judgment of a penal or revenue (tax) nature;

(c)                                      the judgment is final and conclusive and is for a debt or definite sum of money;

(d)                                     the procedures / rules of the court giving the judgment have been observed;

(e)                                      the jurisdiction of the courts in such state has been exercised in circumstances which, as a matter of Irish law, an Irish court will recognise as justifying enforcement of the judgment; and

(f)                                       the judgment is not inconsistent with a judgment of the Irish courts in respect of the same matter.

4.12                 Financial Assistance

Based solely upon the Minutes, each Statutory Declaration and each Special Resolution, and subject in particular to paragraphs 2(u) and 2(x) of this opinion letter, we have been provided with documentation that corresponds to the procedures set out in sub-sections (2) to (11) (inclusive) of section 60 of the Companies Act 1963 (as amended) which enables each Company to give the financial assistance contemplated by each Statutory Declaration.

4.13                        Licences

It is not necessary that Citibank be licensed or authorised by any Irish regulatory or governmental authority to enforce its obligations under the Document.

4.14                        no deemed residence

Citibank will not be deemed to be resident or carrying on business in Ireland by reason solely of the execution, performance and/or enforcement of the Document.

4.15                        no usury laws

There is no applicable usury or interest limitation laws of Ireland which would restrict the recovery of payments in accordance with the Document.

4.16                        Stamp duty

No stamp duty is payable on the Document in Ireland in respect of its execution and delivery or as a condition to the legality, validity, enforceability or admissibility in evidence thereof.

Yours faithfully

McCann FitzGerald

SCHEDULE 1

Addressees

Citibank, N.A. in its capacity as Collateral Agent and Administrative Agent

Citigroup Global Markets Inc. as Joint Lead Structuring Agents and Joint Lead Placement Agents

Credit Suisse Securities (USA) LLC as Joint Lead Structuring Agents and Joint Lead Placement Agents

BNP Paribas as Joint Placement Agent

International Lease Finance Corporation, 10250 Constellation Boulevard., Suite 3400, Los Angeles, CA 90067

Each Lender party to the Loan Agreement on date hereof.

ANNEX I

Certificates

ANNEX II

Certificate of practising solicitor